                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         SOLIGEN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             SOLIGEN TECHNOLOGIES, INC.
                               19408 LONDELIUS STREET
                               NORTHRIDGE, CA  91324

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON AUGUST 17, 1998


TO ALL SHAREHOLDERS OF SOLIGEN TECHNOLOGIES, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SOLIGEN TECHNOLOGIES, INC. (the "Company"), will be held on Monday, August 17, 1998, at 11:00 a.m., local time, at the Chatsworth Hotel, 9777 Topanga Canyon Boulevard, Chatsworth, California 91311 for the following purposes:

     1. To elect five directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

     2. To confirm the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending March 31, 1999; and

     3. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Only shareholders of record at the close of business on June 29, 1998, are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. YOU MAY REVOKE THE PROXY CARD ANY TIME PRIOR TO ITS USE. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.


                              By Order of the Board of Directors


                              /s/ Yehoram Uziel
                              Yehoram Uziel
                              PRESIDENT, CEO, DIRECTOR AND
                              CHAIRMAN OF THE BOARD

July 6, 1998

                             SOLIGEN TECHNOLOGIES, INC.

                                PROXY STATEMENT FOR
                           ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON AUGUST 17, 1998
                                 _________________


                       SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and the accompanying Annual Report to Shareholders, Notice of Annual Meeting, and proxy/voting instruction card (the "Proxy Card") are being furnished to the holders (collectively, the "Shareholders") of the common stock (the "Common Stock") and Series A Convertible Preferred Stock (the "Preferred Stock") of Soligen Technologies, Inc. (the "Company"), a Wyoming corporation, in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's 1998 Annual Meeting of Shareholders to be held on Monday, August 17, 1998, at 11:00 a.m., local time, at the Chatsworth Hotel, 9777 Topanga Canyon Boulevard, Chatsworth, CA 91311, and any adjournment thereof (the "Meeting").

     Only Shareholders of record at the close of business on June 29, 1998 will be entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying materials are being mailed on or about July 13, 1998 to all Shareholders entitled to notice of and to vote at the Meeting. The Annual Report of the Company for the fiscal year ended March 31, 1998 is being mailed to Shareholders of record together with the mailing of this Proxy Statement. The address and phone number of the Company's principal executive office is:

                               19408 Londelius Street
                         Northridge, California  91324  USA
                                Phone (818) 718-1221

     The Common Stock and the Preferred Stock constitute the classes of securities of the Company entitled to notice of and to vote at the Meeting. In accordance with the Company's Bylaws, the stock transfer records were compiled at the close of business on June 29, 1998, the record date set by the Board of Directors for determining the Shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. On that date, there were 32,682,338 shares of Common Stock and 1,600 shares of Preferred Stock outstanding and entitled to vote. As explained below under the heading "Voting at the Meeting", each share of Preferred Stock is entitled to 1,000 votes at the meeting.

     The two persons named as proxies on the enclosed Proxy Card, Yehoram Uziel and Robert Kassel, were designated by the Board of Directors of the Company. All properly executed Proxy Cards will be voted (except to the extent that authority to vote has been withheld or revoked) and where a choice has been specified by the Shareholder as provided in the Proxy Card, it will be voted in accordance with the specification so made. Shares represented by Proxy

Cards submitted without specification will be voted FOR Proposal No. 1 to elect the nominees for directors proposed by the Board of Directors, and FOR Proposal No. 2 to confirm the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending March 31, 1999. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use, either by written notice filed with the Secretary or the acting secretary of the Meeting or by oral notice given by the Shareholder to the presiding officer during the Meeting. Any Shareholder who has executed a Proxy Card but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid Proxy Cards in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting.

VOTING AT THE MEETING

     Each share of Common Stock outstanding on the record date is entitled to one vote at the Meeting. Each share of Preferred Stock outstanding on the record date is entitled to that number of votes equal to the number of shares of Common Stock into which the Preferred Stock is convertible. As of the date of this Proxy Statement, each share of Preferred Stock is convertible into 1,000 shares of Common Stock. Shares registered in the name of brokers and other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not be considered "shares present" as to matters with respect to which a beneficial holder has not provided voting instructions (commonly referred to as "broker non-votes"). If a quorum is present at the Meeting:
(i) the five nominees for election as directors who receive the greatest number of votes cast for the election of directors shall be elected directors; and (ii) Proposal No. 2 to confirm the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending March 31, 1999 will be approved if the number of votes which are cast in favor of the proposal exceeds the number of votes which are cast against it. Shareholders do not have the right to cumulate their votes in an election of directors.

     With respect to the election of directors, directors are elected by a plurality of the votes cast, and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstention from voting or nonvoting by brokers will have no effect thereon. With respect to voting on Proposal No. 2, abstention from voting and nonvoting by brokers will have no effect thereon.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Solicitation of proxies by mail may be supplemented by telephone, telecopier, or personal solicitation by the directors, officers or employees of the Company, who will not be compensated for any such solicitation. Brokers, nominees and fiduciaries will be reimbursed for out-of-pocket expenses incurred in obtaining proxies or authorizations from the beneficial owners of the Company's Common Stock and Preferred Stock.

                                   PROPOSAL NO. 1

                               ELECTION OF DIRECTORS


     In accordance with the Company's Bylaws, the Board of Directors shall consist of no less than three and no more than seven directors, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of directors at five. Directors are elected on an annual basis, and each director is to serve until the next Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.

     The Company's Articles of Incorporation, as amended, provide that the holders of Preferred Stock, voting as a separate group, are entitled to elect one director to the Company's Board of Directors, which director shall be subject to the reasonable approval of the Company. The holders of the Company's outstanding Preferred Stock have notified the Company that, as of the date of this Proxy Statement, they do not intend to nominate a candidate for election to the Board of Directors. If subsequent to the Meeting the holders of Preferred Stock notify the Company of their intent to elect a director to the Board of Directors, the Company's Board of Directors intends to increase the size of the Board to six directors and, subject to the Company's right of reasonable approval, elect the nominee of the holders of Preferred Stock to fill such sixth director position.

     The Board of Directors has nominated each of the persons named below to be elected to serve as a director:

               Yehoram Uziel
               Dr. Mark W. Dowley
               Kenneth T. Friedman
               Patrick J. Lavelle
               Darryl J. Yea

     Shares of Common Stock and Preferred Stock represented by the Proxy Cards will be voted FOR the election to the Board of Directors of the nominees named above unless authority to vote for a particular director or directors has been withheld in the Proxy Card. All of the nominees named above have consented to serve as directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees named above will be unable to serve as a director. In the event of the death or unavailability of any of the nominees named above, the proxy holders will have discretionary authority under the Proxy Card to vote for a suitable substitution nominee as the Board of Directors may recommend. Proxies may not be voted for more than five (5) nominees.

     Certain information about each of the persons nominated by the Board of Directors is set forth under the heading "Management" in this Proxy Statement.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF YEHORAM UZIEL, DR. MARK W. DOWLEY, KENNETH T. FRIEDMAN, PATRICK
J. LAVELLE, AND DARRYL J. YEA AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE ELECTION OF EACH SUCH NOMINEE UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.


                                   PROPOSAL NO. 2

                           CONFIRMATION OF APPOINTMENT OF
                           INDEPENDENT PUBLIC ACCOUNTANTS


     The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 1999. This selection is being submitted for confirmation by the Shareholders at the Meeting. If not confirmed, this selection will be reconsidered by the Board of Directors, although the Board of Directors will not be required to select different independent public accountants for the Company. In the absence of contrary specifications, the shares represented by the Proxy Cards will be voted FOR the following resolution confirming the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ending March 31, 1999:

          RESOLVED, that the shareholders of Soligen Technologies, Inc. (the "Company") hereby confirm the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ending March 31, 1999.

     Representatives of Arthur Andersen LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from Shareholders. Neither Arthur Andersen LLP nor any partner thereof has any direct financial interest in the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE CONFIRMATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 1999, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

COMMON STOCK

     The following table sets forth, as of June 15, 1998, certain information furnished to the Company with respect to ownership of the Company's Common Stock of (i) each director, (ii) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company determined as at the end of the last fiscal year whose total annual salary and bonus for such fiscal year exceeded $100,000, and any ex-officers for whom disclosure under this item (iii) would have been provided except for the fact that the individual was not serving as an executive officer at the end of such fiscal year, (iv) all persons known by the Company to be beneficial owners of more than 5% of its Common Stock, and (v) all executive officers and directors of the Company as a group.




                                          Shares of Common Stock Beneficially Owned (1)
                                          ---------------------------------------------
                                                                    Percent
 Name and Address of Beneficial Owner          Number                 of
                                                                     Class
 ------------------------------------     ----------------     -----------------
 Yehoram Uziel (2) (3). . . . . . . .         9,586,974              29.3%
    19408 Londelius Street
    Northridge, CA  91324

 Charles W. Lewis (2).. . . . . . . .         2,269,930               6.9%
    19408 Londelius Street
    Northridge, CA  91324

 Dr.  Mark W. Dowley (4). . . . . . .           300,000               *
    3281 Scott Blvd.
    Santa Clara, CA  95054

 Kenneth T. Friedman (5). . . . . . .           726,645               2.2%
    23512 Malibu Colony Dr.
    Malibu, CA 90265

 Patrick  J. Lavelle (6). . . . . . .            35,000               *
    131 Bloor St. West, Suite 815
    Toronto, Ontario, Canada M5S 1S3

 Darryl J. Yea (7). . . . . . . . . .           725,200               2.2%
    750 West Pender St., Suite 1600
    Vancouver, B.C., Canada  V6C 2T8

 All executive officers and directors
    as a group (8 persons) (8). . . .        13,890,249              41.1%

-------------------------------------
*    Less than one percent


  (1) Applicable percentage of ownership is based on 32,682,338 total shares issued and outstanding plus options and warrants exercisable within 60 days of the date of this Proxy Statement by individual beneficial owner. None of the persons named in this table owns shares of the Company's Preferred Stock.

  (2) On April 15, 1993, the Company merged with Soligen, Inc., a Delaware Corporation ("Soligen"), in a reverse acquisition transaction (the "Acquisition"). Pursuant to a share exchange agreement, the Company acquired all of the issued and outstanding shares of Soligen in consideration of the issuance of 11,600,000 shares of the Company's Common Stock to the former shareholders of Soligen. Out of this total, 9,750,000 shares were placed in escrow pursuant to an Escrow Agreement, allocated as follows:



           Name of Recipient                         Escrow Shares
           -----------------                         -------------
             Yehoram Uziel                             5,771,464
             Adam Cohen                                1,788,589
             Charles Lewis                             1,702,447
             MIT                                         487,500
                                                       ---------
             Totals                                    9,750,000
                                                       ---------
                                                       ---------


          As originally executed, the terms and conditions of the Escrow Agreement were prescribed by the policies of the British Columbia Securities Commission and were issued under its Local Policy 3-07.
          The escrow shares are held by the Company's registrar and transfer agent pursuant to the terms of the Escrow Agreement. Prior to an Amendment dated March 25, 1998 (the "Amendment"), the Escrow Agreement provided for the release of one escrow share for each $0.41 Cdn. in net "cash flow" (as defined in the Escrow Agreement) earned by the Company during the period beginning November 1, 1993 and ending October 31, 1998. The Escrow Agreement further provided that, if the Company earned net "cumulative cash flow" (as defined in the Escrow Agreement) of approximately Cdn. $4,000,000 or U.S. $3,050,000 during the five year earn-out period, all of the escrow shares would be "earned out" and thereby released from escrow. Any shares not released from escrow at the end of the five year earn out period would have been canceled.

          The Amendment, which was approved at the 1995 Annual Meeting of the Company's stockholders, provides that the "earn out" period will be extended for an additional five years and that all shares not previously released from escrow will be released ten years after the date of issuance. In March 1998 the Company received approval of the Amendment from the British Columbia Securities Commission, and the Amendment has now been executed and become effective.

          The Escrow Agreement further provides that the escrow shares will not be traded in, dealt with in any manner whatsoever or released, nor may the Company, its transfer agent or the escrow shareholder make any transfer or record any trading in such shares without the consent of the Vancouver Stock Exchange. In addition, the Escrow Agreement provides that the escrow shares may not be voted on a resolution to cancel any of the escrow shares. Subject to this exception, the escrow shares have no voting restrictions. The Escrow Agreement also provides that the escrow shares may not participate in the assets and property of the Company on a winding up or dissolution of the Company.

          In connection with Mr. Cohen's resignation, the Vancouver Stock Exchange consented to Yehoram Uziel's purchase of all of Mr. Cohen's escrow shares, which purchase was consummated on May 30, 1996.

  (3) Includes warrants to purchase 80,000 shares which are exercisable within 60 days of the date of this Proxy Statement.

  (4) Includes options to purchase 60,000 shares which are exercisable within 60 days of the date of this Proxy Statement.

  (5) Includes options to purchase 210,000 and warrants to purchase 360,145 shares which are exercisable within 60 days of the date of this Proxy Statement.

  (6) Includes options to purchase 35,000 shares which are exercisable within 60 days of the date of this Proxy Statement.

  (7) Includes options to purchase 170,000 shares which are exercisable within 60 days of the date of this Proxy Statement. 555,200 of the shares shown are owned by Chelsea Capital Corporation ("Chelsea"), a private British Columbia corporation which is owned 50% by Darryl J. Yea. 375,000 of these shares are held in escrow subject to the terms of the Escrow Agreement. Mr. Yea is deemed to have beneficial ownership of these shares by virtue of his ownership position in Chelsea.

  (8) Includes options and warrants to purchase 1,105,645 shares which are exercisable within 60 days of the date of this Proxy Statement.

PREFERRED STOCK

     The following table sets forth, as of June 15, 1998, certain information furnished to the Company with respect to ownership of the Company's Preferred
Stock:



                                       Shares of Preferred Stock Beneficially Owned
---------------------------------      --------------------------------------------
                                                                   Percent
   Name and Address of Beneficial            Number                  of
               Owner                                                Class
---------------------------------      ------------------     ---------------------
 Koyah  Leverage Partners, L.P.  .            1,300                 81.25%
    601 W. Main Avenue, Suite 600
    Spokane, WA  99201-0613

 Koyah Partners, L.P.  . . . . . .              300                 18.75%
    601 W. Main Avenue, Suite 600
    Spokane, WA  99201-0613



                                     MANAGEMENT


BOARD OF DIRECTORS

     The names of the Company's current directors and certain information about them are set forth below:



     Name of Nominee          Age            Position(s) With the Company
------------------------     -----      ---------------------------------------
 Yehoram Uziel                 47       President,  CEO, Director, and Chairman
                                        of the Board of Directors

 Dr. Mark W. Dowley            64       Director

 Kenneth T. Friedman           40       Director

 Patrick J. Lavelle            59       Director

 Darryl J. Yea                 39       Director


     Yehoram Uziel has served as President and Director of the Company since April 1993. Mr. Uziel has served as Chief Executive Officer and Chairman of the Board of the Company since May 1993. Mr. Uziel served as the Company's Chief Financial Officer from May 20, 1996 to July 29, 1996. Mr. Uziel has also served as President and Chief Executive Officer of Soligen, Inc. ("Soligen"), a wholly-owned subsidiary of the Company from October 1991 to present and

Director, President and Chief Executive Officer of Altop, Inc. ("Altop"), a wholly-owned subsidiary of the Company from June 1994 to present. From January 1989 to January 1992, he was Vice President of Engineering at 3D Systems, Inc., a rapid prototyping manufacturer based in Valencia, California. Mr. Uziel received a B.Sc. degree in Mechanical Engineering from the Technion Institute of Technology in Israel.

     Dr. Mark W. Dowley has served as a director of the Company since July 1993. Dr. Dowley has served as President and Chairman of Liconix, Inc., a manufacturer of helium-cadmium lasers based in Santa Clara, California, since 1972. He has served as a director of LEOMA (Lasers & Electro Optical Manufacturers Association) for four years and has served as a member of the Executive Committee of the Silicon Valley Council of the American Electronics Association.

     Kenneth T. Friedman has served as a director of the Company since September 1996. Mr. Friedman is President and Founder of Friedman Enterprises, an investment bank and investment company that specializes in mergers and acquisitions and raising debt and equity capital. From 1986 to 1990, Mr. Friedman was President, founder, and a member of the board of directors of Houlihan, Lokey, Howard & Zukin Capital, an investment bank. Prior to, and simultaneous with such position, Mr. Friedman was also a Managing Director and a member of the board of directors of Houlihan, Lokey, Howard & Zukin, Inc., a financial advisory company specializing in investment banking, money management and valuing companies and securities. Mr. Friedman received his MBA from Harvard Business School.

     Patrick J. Lavelle has served as a director of the Company since September 1994. Mr. Lavelle was appointed Chairman of the Export Development Corporation by the Prime Minister of Canada on January 1, 1998 after serving a three-year term as Chairman of the Board of the Business Development Bank of Canada. Mr. Lavelle has been the Chairman and Chief Executive Officer of Patrick J. Lavelle and Associates, a management firm, from 1991 to the present. From 1991 to 1995, Mr. Lavelle was Chairman and Chief Executive Officer of the Canadian Council for Aboriginal Business. Mr. Lavelle is Chairman of the Bay of Spirits Gallery, a member of the Advisory Board of the International MBA program at York University, a director of Revenues Properties, Co. Previously, Mr. Lavelle was Vice President, Corporate Development at Magna International, Inc., a leading automotive parts manufacturer, where he oversaw business relations with Japanese and other Pacific Rim auto producers. Mr. Lavelle also served as President of the Automotive Parts Manufacturers' Association of Canada. Previously, he held the position of Deputy Minister of Industry, Trade and Technology for the Province of Ontario and was simultaneously First Secretary of the Premier's Council and a Senior Advisor to the Planning and Priorities Board of Cabinet. Mr. Lavelle also served as Agent General for the Government of Ontario in Paris, France.

     Darryl J. Yea has served as a director of the Company since November 1992 and was formerly interim President of the Company (from November 1992 to April 1993). Mr. Yea has served as a director of C.M. Oliver Inc. and a director of C.M. Oliver & Company Limited, a Vancouver-based brokerage firm, since 1992, and Vice Chairman of C.M. Oliver & Company Limited since 1997 responsible for Corporate Finance activities. Mr. Yea served as President and director of C.M. Oliver Capital Corporation, an investment banking and management consulting firm based in Vancouver, British Columbia, Canada, from 1986 to 1997. Mr. Yea is a member of the Real Estate Institute of British Columbia. Mr. Yea received a B.Comm. degree in both Urban Land Economics and Finance from the University of British Columbia in Canada.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     During the fiscal year ended March 31, 1998, the Board of Directors held nine meetings and took action pursuant to two unanimous written consents. Rules adopted under the Securities Exchange Act of 1934 require the Company to disclose in this proxy statement whether any director attended fewer than 75% of the total number of meetings of the Board of Directors or of committees of the Board of Directors on which he served during the fiscal year ending March 31, 1998. During the fiscal year ending March 31, 1998, each of the directors except Mr. Lavelle attended 75% or more of the meetings of the Board of Directors or committees of the Board of Directors on which he served.

     The Audit Committee, which met formally one time in the fiscal year ended March 31, 1998, has three members, Dr. Mark W. Dowley, Kenneth T. Friedman and. Darryl J. Yea. The Audit Committee reviews with the Company's independent auditors the scope, results and costs of the annual audit, and the Company's accounting policies and financial reporting.

     The 1993 Stock Option Plan Administrative Committee, which did not meet formally in the fiscal year ended March 31, 1998, has three members, Dr. Mark
W. Dowley, Patrick Lavelle and Darryl J. Yea. The Administrative Committee was established to administer the Company's 1993 Stock Option Plan on behalf of the Board of Directors in accordance with the terms thereof.

     The Compensation Committee, which met formally one time in the fiscal year ended March 31, 1998, consists of Dr. Mark W. Dowley, Kenneth T. Friedman, Patrick J. Lavelle and Darryl J. Yea. The Compensation Committee was established to review and approve the salaries and other benefits of the executive officers of the Company. In addition, the Compensation Committee consults with the Company's management regarding other benefits plans and compensation policies and practices of the Company.

     The Board of Directors does not have a nominating committee.

EXECUTIVE OFFICERS

     The names of, and certain information regarding, the executive officers of the Company who are not also directors are set forth below. Officers of the Company are appointed by the Board of Directors of the Company at the annual meeting of the Board of Directors to hold office until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.


       Name            Age                  Position(s)
-----------------     -----     ---------------------------------
 Robert Kassel         71       Chief Financial Officer and Chief
                                Administrative Officer

 Charles W. Lewis      47       Vice President, Soligen, Inc.

 Amir Gnessin          39       Vice President of Engineering, Soligen, Inc.


     Robert Kassel was appointed Chief Administrative Officer in May 1996 and Chief Financial Officer in July 1996. From 1993 to 1996, Mr. Kassel worked as an independent consultant. During 1994, Mr. Kassel also served as Manufacturing Manager for G & H Technologies. Mr. Kassel served as Operations Officer for Ceradyne, a manufacturer of advanced technical products, from 1989 to 1993. From 1979 to 1988, Mr. Kassel worked as Division General Manager for SFE Technologies, which manufactures multi-layer capacitors and EMI-RFI filters for telecommunications, computers and industrial controls. Mr. Kassel was the Division Vice-President for William House Regency, a manufacturer of paper products, from 1972 to 1979.

     Charles W. Lewis served as Vice President of Operations of the Company from July 1993 to July 1995. Mr. Lewis has served as Vice President of the Company's subsidiary, Soligen, Inc., from 1992 to present and as Vice President of Altop from January 1995 to the present. Mr. Lewis also served as Secretary of Soligen, Inc. from 1992 to 1993. From 1991 to 1992, he was Director of Engineering for BHK Inc., a manufacturer of scientific arc lamps which is based in Pomona, California. From 1986 to 1991, Mr. Lewis was Program Manager for 3D Systems, Inc., a rapid prototyping firm based in Valencia, California. Mr. Lewis received a B.A. in Physics from the University of California, San Diego.

     Amir Gnessin has served as Vice President of Engineering of Soligen, Inc. from April 1994 to present. Mr. Gnessin joined the Company in August 1992 as a Senior Mechanical Engineer and was promoted to Mechanical Team Leader in February 1993. From 1989 to 1992, Mr. Gnessin worked as a design engineer and manager at Optrotech, Inc., a manufacturer of inspection equipment for the printed circuit board industry which is based in Israel. Mr. Gnessin received a BS in Mechanical Engineering from the Technion Institute of Technology in Israel.

     No family relationship exists among any directors or executive officers of the Company or the nominees for election to the Company's Board of Directors.

                               EXECUTIVE COMPENSATION

COMPENSATION OF NAMED EXECUTIVE OFFICERS

     The following table provides certain summary information concerning compensation awarded to, earned by or paid to Yehoram Uziel for the fiscal years ended March 31, 1996, March 31, 1997 and March 31, 1998.



                                                                     Annual
  Name and principal position                 Year                Compensation
                                                                     Salary
-------------------------------    -------------------------     --------------
 Yehoram Uziel, President,         Fiscal year ended 3/31/96        $  99,320
 CEO,  Director and Chairman
 of the Board of the Company;      Fiscal year ended 3/31/97        $  99,486
 President and CEO of Soligen,
 Inc.; and CEO of Altop, Inc.
                                   Fiscal year ended 3/31/98        $ 125,000

     No other executive officer received compensation in excess of $100,000 in the fiscal year ended March 31, 1998. No executive officer received a bonus in the fiscal year ended March 31, 1998.

     No options or stock appreciation rights were granted to or exercised by executive officers of the Company during the fiscal year ended March 31, 1998.

     The Company had no long-term incentive plan for the fiscal year ended March 31, 1998. The Company has no employment contracts, no termination of employment agreements, and no change of control agreements with any named executive officer.

                             COMPENSATION OF DIRECTORS

     Other than options granted under the Company's 1993 Stock Option Plan, as amended, none of which were issued in the fiscal year ended March 31, 1998, the directors receive no compensation for serving as directors of the Company. Expenses incurred in attending the Board of Directors meetings are reimbursed by the Company.

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. The Company's directors and executive officers and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ending March 31, 1998, the Company's directors, executive officers, and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements, except that Kenneth T. Friedman, a director of the Company, failed to file a Form 5 reporting receipt of a warrant issued by the Company in September 1996. This transaction was reported by Mr. Friedman on a timely filed Form 5 for the fiscal year ended March 31, 1998.

                               SHAREHOLDER PROPOSALS

     Proposals by shareholders intended to be presented at the Company's 1999 Annual Meeting must be received by the Company at its principal executive office no later than March 6, 1999 in order to be included in the Company's 1999 Proxy Statement and Proxy Card.

                           TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for action at the Meeting. If any other business requiring a vote of the Shareholders should come before the Meeting, the persons named as proxies in the enclosed proxy form will vote or refrain from voting in accordance with their best judgment.

     Please return your Proxy Card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Meeting, no business can be transacted. Therefore, please be sure to date and sign your Proxy Card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important Meeting.

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE US SECURITIES AND EXCHANGE COMMISSION FOR

THE COMPANY'S FISCAL YEAR ENDED MARCH 31, 1998. WRITTEN REQUESTS SHOULD BE MAILED TO THE SECRETARY, SOLIGEN TECHNOLOGIES, INC., 19408 LONDELIUS STREET, NORTHRIDGE, CALIFORNIA 91324.

                                         By Order of the Board of Directors:



                                         /s/ Yehoram Uziel
                                         Yehoram Uziel
                                         PRESIDENT, CEO, DIRECTOR AND
                                         CHAIRMAN OF THE BOARD
Dated:  July 6, 1998

                                          Please mark
                                          /X/ your votes
                                          as shown
--------------------------
     COMMON SHARES

The Board of Directors recommends a vote FOR each of the nominees in Proposal 1 and a vote FOR Proposal 2.

                                                                  FOR   WITHHELD
Proposal 1 - Election of Directors:          Yehoram Uziel        / /   / /
                                             Dr. Mark W. Dowley   / /   / /
                                             Kenneth T. Friedman  / /   / /
                                             Patrick J. Lavelle   / /   / /
                                             Darryl J. Yea        / /   / /

Proposal 2 - To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for fiscal year ending March 31, 1999.

                                              FOR    AGAINST    ABSTENTION
                                              / /    / /        / /


UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE OR INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING, THE PROXY HOLDERS SHALL VOTE IN SUCH MANNER AS THEY DETERMINE TO BE IN THE BEST INTEREST OF THE COMPANY. MANAGEMENT IS NOT PRESENTLY AWARE OF ANY SUCH MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

I PLAN TO ATTEND THE MEETING   / /

COMMENTS/ADDRESS CHANGE        / /
Please mark this box if
you have written comments
or address changes on the
reverse side.

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.


Signatures(s)                                Dated
             -----------------------------        -----------------------------

The shareholder signed above reserves the right to revoke this Proxy at any time prior to its exercise, either by written notice delivered to the Company's Secretary at the Company's offices at 19408 Londelius Street, Northridge, CA 91324, prior to the Annual Meeting, or by oral notice given by the Shareholder to the presiding officer during the meeting. The power of the proxy holders shall also shall also be suspended if the shareholder signed above appears at the Annual Meeting and elects in writing to vote in person.

                             SOLIGEN TECHNOLOGIES, INC.

     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 17, 1998

The undersigned hereby names, constitutes and appoints Yehoram Uziel and Robert Kassel, or either of them in the absence of the other, with full power of substitution, my true and lawful attorneys and Proxies be held on Monday, August 17, 1998, at 11:00 a.m., local time, at the Chatsworth Hotel, 9777 Topanga Canyon Boulevard, Chatsworth, CA 91311, and at any adjournment thereof, and to vote all shares of Common Stock held of record in my name on June 29, 1998, with all the powers that I would possess were I personally present.

          P
          R
          O
          X
          Y

-------------------------------------------------------------------------
COMMENTS/ ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE








                        (Continued and to be signed on other side)